UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2011

PRESTIGE BRANDS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32433	20-1297589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 North Broadway, Irvington, New York 10533
(Address of principal executive offices, including zip code)

(914) 524-6810

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 20, 2011, Prestige Brands Holdings, Inc., a Delaware corporation (the “Company”), announced the signing of definitive agreements with GlaxoSmithKline plc and certain of its affiliates to acquire 17 over-the-counter (OTC) pharmaceutical brands sold in North America for a total of $660 million in cash (the “Agreements”). The transactions contemplated by the Agreements are expected to be completed in the first half of calendar year 2012 subject to customary legal and regulatory closing conditions, including clearance under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as applicable, and the Company closing on its committed financing for the acquisitions.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 20, 2011, representatives of the Company began making presentations to investors regarding the transactions contemplated by the Agreements using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.2 (the “Investor Presentation”).  The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others between December 20, 2011 and the closing of the transactions contemplated by the Agreements.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under either the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTIGE BRANDS HOLDINGS, INC.

Date: December 20, 2011	By:	/s/ Eric S. Klee
Eric S. Klee
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 20, 2011.
99.2	Investor Relations Slide Show in use beginning December 20, 2011.